EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Robert S. Jepson, Jr.
                                         Robert S. Jepson, Jr.

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Michael T. Chalifoux his attorney-in-fact to execute on his behalf, individually and in his capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorney's full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Richard L. Sharp
                                         Richard L. Sharp

                                                                      EXHIBIT 24



                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/Edward Villanueva
                                         Edward Villanueva

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Mikael Salovaara
                                         Mikael Salovaara

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Walter J. Salmon
                                         Walter J. Salmon

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Hugh G. Robinson
                                         Hugh G. Robinson

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Barbara S. Feigin
                                         Barbara S. Feigin

                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Alan L. Wurtzel
                                         Alan L. Wurtzel

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Richard N. Cooper
                                         Richard N. Cooper

                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         The undersigned hereby constitutes and appoints Richard L. Sharp and Michael T. Chalifoux, each acting singly, his or her attorneys-in-fact, with full power to act without the other, to execute on his or her behalf, individually and in his or her capacity as an officer and/or director of Circuit City Stores, Inc. (the "Company"), and to file any documents referred to below relating to the registration of (i) 1,000,000 shares of Circuit City Group Common Stock, and (ii) an equal number of rights to purchase preferred shares, Series E ("Rights") to be issued pursuant to the 1984 Circuit City Stores, Inc. Employee Stock Purchase Plan as Amended and Restated February 17, 1998; such documents being: registration statements on Form S-8 to be filed with the Securities and Exchange Commission; such statements with, and/or applications to, the regulatory authorities of any state in the United States as may be necessary to permit such shares to be offered in such states; any and all other documents required to be filed with respect thereto with any regulatory authority; and any and all amendments (post-effective and pre-effective) to any of the foregoing, with all exhibits and documents required to be filed in connection therewith.

         The undersigned further grants unto said attorneys and each of them full power and authority to perform each and every act necessary to be done in order to accomplish the foregoing as fully as he himself or she herself might do.

         IN WITNESS WHEREOF, the undersigned has executed this power of attorney as of this 14th day of April, 1998.



                                         /s/ Philip J. Dunn
                                         Philip J. Dunn